UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2020 (April 6, 2020)

WILSON BANK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Tennessee	000-20402	62-1497076
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

623 West Main Street
Lebanon, Tennessee	37087
(Address of principal executive offices)	(Zip Code)

(615) 444-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 6, 2020, Wilson Bank Holding Company (the “Company”) furnished a Current Report on Form 8-K (the “Original 8-K”) to disclose a letter it mailed to its shareholders (the “Shareholder Letter”) describing, among other things, the Company’s earnings for the first three months of 2020. The Company inadvertently furnished a version of the Shareholder Letter as Exhibit 99.1 to the Original 8-K that was different from the version of the Shareholder Letter mailed to shareholders on April 6, 2020. The Company is amending the Original 8-K to furnish the correct version of the Shareholder Letter as Exhibit 99.1 hereto. There are no other revisions, corrections or amendments to the information in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Letter to shareholders mailed April 6, 2020.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY

By:	/s/John C. McDearman III
John C. McDearman III
Chief Executive Officer

Date: April 9, 2020

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to shareholders mailed April 6, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).